UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OF 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   November 30, 2004

SBM Certificate Company
(Exact Name of Registrant as Specified in Charter)

Maryland (State of Other Jurisdiction of Incorporation)	811-6268 (Commission File Number)	52-2250397 (IRS Employer Identification No.)

5101 RIVER ROAD, SUITE 101 BETHESDA, MD (Address of Principal Executive Offices)	20816 (Zip Code)

Registrant’s telephone number, including area code: 301-656-4200

N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)	Departure of Director. Not applicable.

(b)	Departure of Officer. Trey Stafford has resigned as the Registrant’s Chief Financial and Accounting Officer, effective December 1, 2004.

(c)	Appointment of New Officer. Effective December 1, 2004, the Registrant has appointed Eric M. Westbury, the Registrant’s Chief Executive Officer, as the interim Chief Financial and Accounting Officer of the Registrant for the period December 1, 2004 to January 17, 2005. Effective January 17, 2005, the Registrant has appointed Calvin G. Cobb as the new Chief Financial and Accounting Officer. Mr. Cobb has over 20 years of finance and accounting experience in various industries. Mr. Cobb has served as an independent consultant to MCI, Inc. since September 2003; CFO of Denwa Communications, Inc. from January 2002 until August 2003; CFO of Cycomm International from August 1999 to December 2001; and Managing Director of Cornerston Corporation from October 1996 until April 1999.

Effective September 30, 2004, Phillip B. Hayden was appointed Chief Compliance Officer of the Registrant in accordance with the requirements of Rule 38a-1 under the Investment Company Act of 1940. Mr. Hayden serves as Vice President of Strategy and Business Development of SBM Financial, LLC - a position he has held since April 2003. Mr. Hayden was employed in a contract position as Risk Manager of FleetBoston Financial Corp. from December 2001 until March 2003; Consulting Manager of Deloitte & Touche from September 2000 until July 2001; Director of Finance of 1st Atlantic Guaranty Corporation, an affiliate of the Registrant, from March 1998 until August 2000; and Associate Portfolio Manager of Shepherd Financial Group, an affiliate of FFP Advisory Services, Inc., from November 1995 until December 1997.

The Registrant’s officers serve in such capacities without compensation from the Registrant. SBM Financial, LLC provides the Registrant with administrative services for a fee pursuant to an Administrative Services Agreement. This agreement stipulates that SBM Financial, LLC shall provide certain administrative and support services for the Registrant. Services include providing for or the use of facilities, property and equipment, and personnel (including officers of the Registrant). SBM Financial, LLC also performs investment advisory services for the Registrant pursuant to an Investment Advisory Agreement dated August 4, 2004.

(d)	Election of New Director. Not applicable.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

SBM Certificate Company ———————————— (Registrant)

Date:	December 2, 2004 ————————————	By:	/s/ Eric M. Westbury ———————————— Eric M. Westbury Chief Executive Officer